Exhibit 10.4

NOTICE OF FINAL AGREEMENT

Borrower:	M & I Electric Industries, Inc. 6410 Long Drive Houston, TX 770B7	Lender:	JPMorgan Chase Bank, NA Beaumont Parkdale Business Banking LPO 6025 Eastex Freeway Beaumont, TX 77706

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan. The term “Loan” means the following described loan: a non-precomputed Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $6,000,000.00 due on July 2, 2008. A margin of 1.750% is added to the index rate. Lender will tell the Borrower the current index rate upon Borrower’s request.

Loan Agreement. The term “Loan Agreement” means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

LOAN DOCUMENTS

Corporate Resolution: American Electric Technologies, Inc.

Promissory Note

TX Commercial Security Agreement: All Inventory, Chattel

Paper, Accounts and General Intangibles; owned by M & I

Electric Industries, Inc.

Disbursement Request and Authorization

Business Loan Agreement (Asset Based)

FL Commercial Guaranty: American Electric Technologies, Inc.

Agreement to Provide Insurance: All Inventory, Chattel Paper,

Accounts and General Intangibles; owned by M & I Electric

Industries, Inc.

Notice of Final Agreement

Parties. The term “Parties” means JPMorgan Chase Bank, NA and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	M & I Electric Industries, Inc.
Grantor(s):	M & I Electric Industries, Inc.
Guarantor 1:	American Electric Technologies. Inc.

This Notice of Final Agreement is given by JPMorgan Chase Bank, NA pursuant to Section 26.02 of the Texas Business and Commerce Code. Each Party who signs below. other than JPMorgan Chase Bank. NA, acknowledges, represents, and warrants to JPMorgan Chase Bank, NA that it has received, read and understood this Notice of Final Agreement. This Notice is dated July 2. 2007.

BORROWER:

M & I ELECTRONIC INDUSTRIES, INC.

By:
Arthur Dauber, President of M & I Electric Industries, Inc.

GUARANTOR:

AMERICAN ELECTRIC TECHNOLOGIES, INC.

By:
Arthur Dauber, President of American Electric Technologies, Inc.

LENDER:

JPMORGAN CHASE BANK, NA

Authorized Signer